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                                                                    EXHIBIT 23.2

The Board of Directors
Ortholink Physicians Corporation:

We consent to the use of our report dated March 30, 2001 included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          KPMG LLP

Dallas, Texas
April 3, 2001